UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                      December 13, 2005 (December 7, 2005)
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                           America Service Group Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                      0-23340                  51-0332317
       --------                      -------                  ----------
   (State or other                 (Commission              (IRS Employer
     jurisdiction                 File Number)          Identification Number)
  of incorporation)


   105 Westpark Drive, Suite 200, Brentwood, Tennessee              37027
   ---------------------------------------------------              -----
         (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (615) 373-3100
                                                           --------------


                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     (b)(i) On December 7, 2005, Richard M. Mastaler, who has served on the Board of Directors of America Service Group Inc. (the "Company") since 1999, submitted his resignation as a director effective December 30, 2005 in order to pursue other interests. The Board of Directors accepted his resignation at its meeting on December 7, 2005. The Company has no disagreement with Mr. Mastaler and he has informed the Company that his resignation is unrelated to the investigation mentioned below.


     (ii) On December 9, 2005, the Company terminated the employment of Trey Hartman, the Company's Executive Vice President, who also served as President and Chief Operating Officer of the Company's subsidiary, Prison Health Services, Inc. Mr. Hartman's termination was effected in connection with the Audit Committee's ongoing internal investigation into certain matters related to Secure Pharmacy Plus ("SPP"), a wholly owned, indirect subsidiary of the Company. The Company previously announced this investigation in a press release dated October 24, 2005, furnished to the Securities and Exchange Commission as an exhibit to a Form 8-K filed October 24, 2005. Mr. Hartman formerly served as the head of SPP and began his employment with the Company in September 2000 when the Company acquired SPP (where Mr. Hartman was then employed). Mr. Hartman was terminated for "cause" as defined in his employment agreement. Michael Catalano, the Company's Chairman, President and Chief Executive Officer, has assumed Mr. Hartman's duties.


Item 8.01.  Other Events.

     On December 7, 2005, the employment of Grant Bryson, head of Secure Pharmacy Plus ("SPP"), a wholly owned, indirect subsidiary of the Company was terminated in connection with the Audit Committee's ongoing internal investigation into certain matters related to SPP. Mr. Bryson was terminated for "cause" as defined in his employment agreement. As stated in the Company's October 24, 2005 press release, Mr. Bryson had previously been on paid leave. Mr. Bryson was not an executive officer of the Company.

                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             AMERICA SERVICE GROUP INC.



Date:  December 13, 2005                     By:/s/ Michael Taylor
                                                --------------------------------
                                                Michael Taylor
                                                Senior Vice President and Chief
                                                  Financial Officer